UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21780

MFS SERIES TRUST XII

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31*

Date of reporting period: October 31, 2018

*	This Form N-CSR pertains to the following series of the Registrant: MFS Equity Opportunities Fund. The remaining series of the Registrant have fiscal year ends of April 30.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

October 31, 2018

MFS® Equity Opportunities Fund

MSR-ANN

MFS® Equity Opportunities Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields, international trade friction, and geopolitical uncertainty have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of 2017. Against this more challenging backdrop, equity markets in the United States have outperformed most international markets on a relative basis, though returns have been modest year to date on an absolute basis. Global economic growth has become less synchronized over the past few months, with Europe, China, and some emerging markets having shown signs of slowing growth while U.S. growth has remained above average.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains fairly accommodative around the world, with many central banks taking only tentative steps toward tighter policies.

U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. Treasury yields and a stronger dollar. The split result of the U.S. midterm congressional elections suggests meaningful further U.S. fiscal stimulus is less likely than if the Republicans had maintained control of both houses of Congress. Globally, inflation remains largely subdued, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — NAFTA has been replaced with a new agreement between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

December 14, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Marathon Petroleum Corp.	2.9%
Store Capital Corp., REIT	2.9%
Phillips 66	2.7%
Exelon Corp.	2.5%
Microsoft Corp.	2.5%
Altria Group, Inc.	2.5%
Boeing Co.	2.5%
Delta Air Lines, Inc.	2.4%
EPR Properties, REIT	2.4%
Philip Morris International, Inc.	2.4%

Equity sectors
Financial Services	19.4%
Industrial Goods & Services	16.6%
Consumer Staples	11.4%
Technology	10.4%
Special Products & Services	8.4%
Health Care	8.0%
Utilities & Communications	6.1%
Energy	5.6%
Autos & Housing	5.2%
Leisure	3.8%
Transportation	2.4%
Retailing	2.2%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of October 31, 2018.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of results

For the twelve months ended October 31, 2018, Class A shares of the MFS Equity Opportunities Fund (“fund”) provided a total return of –3.46%, at net asset value. This compares with a return of 6.98% for the fund’s benchmark, the Russell 1000® Index.

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to eight since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remained above trend, although inflation remained contained, particularly outside the US. Late in the period, the European Central Bank announced that it would halt its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. Both the Bank of England and the Bank of Canada raised rates several times during the period. The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy.

Bond yields rose in the US during the period but remained low by historical standards, while yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight, particularly in US high yield corporates. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar combined with trade uncertainty helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased at the end of the period amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy maintained its strength, global economic growth became less synchronized during the period, with Europe and China showing signs of a modest slowdown and some emerging markets coming under stress.

Detractors from Performance

Stock selection and, to a lesser extent, an overweight position in the autos & housing sector were primary factors that detracted from performance relative to the Russell 1000® Index. Within this sector, an overweight position in residential and commercial building materials manufacturer Owens Corning, and holdings of suspended ceilings systems distributor GMS (b), held back relative returns. Despite strong sales, the share price of Owens Corning declined, primarily due to rising input cost inflation and weakness in its roofing and composites divisions.

Management Review – continued

Stock selection and an underweight allocation to the technology sector also hampered relative returns. Within this sector, not owning shares of computer and personal electronics maker Apple weighed on relative results after the company reported better-than-expected earnings results, driven by an average sales price increase on iPhones, which resulted in stronger revenues, services acceleration and growth in wearables. Apple’s management also increased its guidance for the year, which further supported the stock price growth. Additionally, the fund’s position in technology products and services provider Tech Data (b) further weighed on relative returns.

Stock selection in both the leisure and financial services sectors further weakened relative performance. Within the leisure sector, an overweight position in video game maker Electronic Arts hindered relative returns. Within the financial services sector, an overweight position in insurance provider Unum Group, and holdings of real estate investment trust Stag Industrial (b)(h), dampened relative performance. The share price of Unum declined following earnings results that came in shy of market expectations and a higher-than-expected long-term care loss ratio that put pressure on the company’s reserves.

Elsewhere, the fund’s position in shares of natural gas transmission company EQM Midstream Partners (b) hindered relative returns after the company missed on earnings expectations, owing to lower-than-expected gathering rates that were the primary driver behind the share price weakness. Additionally, the timing of the fund’s ownership in shares of internet retailer Amazon.com, and an overweight position in food producer Tyson Foods (h), further detracted from relative performance.

Contributors to Performance

Stock selection in the energy sector boosted relative performance, led by an overweight position in independent petroleum products company Marathon Petroleum. The share price of Marathon Petroleum rose after the company reported earnings that were ahead of consensus estimates, driven by volume growth and higher-than-expected gross margins in its refining segment, as well as the increase in the price of crude oil.

Stock selection and an underweight position in the basic materials sector also boosted relative returns. However, there were no individual stocks within this sector that were among the fund’s largest relative contributors during the period.

Elsewhere, the fund’s overweight positions in apparel retailer Urban Outfitters (h) and real estate investment trust Store Capital boosted relative returns. The share price of Urban Outfitters appreciated early in the reporting period following better-than-expected earnings and same-store sales across all divisions. Additionally, holdings of specialty value retailer Five Below (b)(h), and the timing of the fund’s ownership in shares of high-performance laser manufacturer IPG Photonics (h), biotechnology company Biogen, tobacco company Philip Morris International and financial services provider East West Bancorp (h) boosted relative returns. The share price of Five Below benefited from strong earnings results, driven by solid same-store sales growth and better-than-expected guidance. Furthermore, not owning shares of diversified industrial

Management Review – continued

conglomerate General Electric, and an underweight position in tobacco company Altria Group, also supported relative results.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 10/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	8/30/00	(3.46)%	6.69%	11.42%	N/A
B	1/03/07	(4.18)%	5.89%	10.59%	N/A
C	3/01/04	(4.18)%	5.90%	10.59%	N/A
I	2/28/11	(3.21)%	6.96%	N/A	9.99%
R1	5/01/08	(4.13)%	5.90%	10.60%	N/A
R2	5/01/08	(3.68)%	6.43%	11.15%	N/A
R3	5/01/08	(3.46)%	6.69%	11.42%	N/A
R4	5/01/08	(3.16)%	6.97%	11.71%	N/A
R6	3/03/08	(3.09)%	7.06%	11.74%	N/A
Comparative benchmark(s)
Russell 1000® Index (f)		6.98%	11.05%	13.42%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(9.01)%	5.44%	10.77%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(7.68)%	5.57%	10.59%	N/A
C With CDSC (1% for 12 months) (v)		(5.05)%	5.90%	10.59%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Russell 1000® Index – constructed to provide a comprehensive barometer for the large-cap segment of the U.S. equity universe based on total market capitalization, which represents approximately 92% of the investable U.S. equity market. The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Performance Summary – continued

Notes to Performance Summary

Performance information for periods prior to February 1, 2010, reflects periods when a sub-adviser was responsible for selecting investments for the fund under different investment strategies. Effective February 1, 2010, MFS assumed responsibility for the day-to-day management of the fund’s portfolio in its capacity as the fund’s investment adviser.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2018 through October 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018 through October 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/18	Ending Account Value 10/31/18	Expenses Paid During Period (p) 5/01/18-10/31/18
A	Actual	1.18%	$1,000.00	$973.23	$5.87
	Hypothetical (h)	1.18%	$1,000.00	$1,019.26	$6.01
B	Actual	1.94%	$1,000.00	$969.77	$9.63
	Hypothetical (h)	1.94%	$1,000.00	$1,015.43	$9.86
C	Actual	1.94%	$1,000.00	$969.48	$9.63
	Hypothetical (h)	1.94%	$1,000.00	$1,015.43	$9.86
I	Actual	0.94%	$1,000.00	$974.52	$4.68
	Hypothetical (h)	0.94%	$1,000.00	$1,020.47	$4.79
R1	Actual	1.94%	$1,000.00	$970.01	$9.63
	Hypothetical (h)	1.94%	$1,000.00	$1,015.43	$9.86
R2	Actual	1.44%	$1,000.00	$972.13	$7.16
	Hypothetical (h)	1.44%	$1,000.00	$1,017.95	$7.32
R3	Actual	1.18%	$1,000.00	$973.44	$5.87
	Hypothetical (h)	1.18%	$1,000.00	$1,019.26	$6.01
R4	Actual	0.94%	$1,000.00	$974.59	$4.68
	Hypothetical (h)	0.94%	$1,000.00	$1,020.47	$4.79
R6	Actual	0.85%	$1,000.00	$974.97	$4.23
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

10/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.5%
Issuer	Shares/Par	Value ($)
Aerospace - 6.6%
Boeing Co.	22,583	$8,013,803
Leidos Holdings, Inc.	110,398	7,151,582
Lockheed Martin Corp.	21,883	6,430,320

		$21,595,705
Airlines - 2.4%
Delta Air Lines, Inc.	143,820	$7,871,269

Alcoholic Beverages - 2.0%
Molson Coors Brewing Co.	100,410	$6,426,240

Automotive - 1.7%
Lear Corp.	42,482	$5,645,858

Biotechnology - 2.0%
Biogen, Inc. (a)	21,604	$6,573,449

Business Services - 6.2%
DXC Technology Co.	87,231	$6,353,034
Travelport Worldwide Ltd.	452,640	6,771,494
WEX, Inc. (a)	40,356	7,101,042

		$20,225,570
Computer Software - 4.7%
Adobe, Inc. (a)	29,487	$7,246,725
Microsoft Corp.	75,332	8,046,211

		$15,292,936
Computer Software - Systems - 1.7%
Tech Data Corp. (a)	77,256	$5,458,909

Construction - 3.4%
GMS, Inc. (a)	288,330	$4,740,145
Owens Corning	137,633	6,505,912

		$11,246,057
Consumer Services - 2.2%
Planet Fitness, Inc. (a)	147,520	$7,241,757

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electrical Equipment - 4.1%
MSC Industrial Direct Co., Inc., “A”	90,843	$7,363,734
WESCO International, Inc. (a)	121,503	6,097,020

		$13,460,754
Electronics - 1.8%
Marvell Technology Group Ltd.	361,091	$5,925,503

Energy - Independent - 5.6%
Marathon Petroleum Corp.	135,311	$9,532,660
Phillips 66	85,558	8,797,074

		$18,329,734
Food & Beverages - 4.6%
General Mills, Inc.	170,411	$7,464,002
Ingredion, Inc.	73,485	7,435,212

		$14,899,214
Health Maintenance Organizations - 2.2%
Humana Inc.	22,878	$7,330,340

Insurance - 2.9%
MetLife, Inc.	76,071	$3,133,364
Unum Group	172,287	6,247,127

		$9,380,491
Internet - 2.3%
GoDaddy, Inc. (a)	100,848	$7,379,048

Leisure & Toys - 1.6%
Electronic Arts, Inc. (a)	58,843	$5,353,536

Machinery & Tools - 5.9%
AGCO Corp.	123,143	$6,900,934
Eaton Corp. PLC	97,778	7,007,749
Regal Beloit Corp.	75,064	5,382,089

		$19,290,772
Major Banks - 2.1%
Bank of America Corp.	244,222	$6,716,105

Medical & Health Technology & Services - 1.8%
McKesson Corp.	46,425	$5,791,983

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Natural Gas - Pipeline - 3.6%
Enterprise Products Partners LP	272,817	$7,316,952
EQM Midstream Partners LP	94,578	4,342,076

		$11,659,028
Other Banks & Diversified Financials - 2.1%
Discover Financial Services	99,906	$6,960,451

Pharmaceuticals - 1.9%
Bristol-Myers Squibb Co.	125,860	$6,360,964

Real Estate - 12.3%
EPR Properties, REIT	114,060	$7,840,484
Extra Space Storage, Inc., REIT	85,087	7,662,935
Life Storage, Inc., REIT	81,316	7,656,715
Store Capital Corp., REIT	326,752	9,485,611
W.P. Carey, Inc., REIT	115,921	7,651,945

		$40,297,690
Restaurants - 2.2%
U.S. Foods Holding Corp. (a)	242,341	$7,069,087

Specialty Stores - 2.2%
Amazon.com, Inc.	4,406	$7,040,832

Tobacco - 4.9%
Altria Group, Inc.	123,450	$8,029,188
Philip Morris International, Inc.	88,861	7,825,988

		$15,855,176
Utilities - Electric Power - 2.5%
Exelon Corp.	187,965	$8,234,747
Total Common Stocks (Identified Cost, $333,932,012)		$324,913,205

Investment Companies (h) - 0.8%
Money Market Funds - 0.8%
MFS Institutional Money Market Portfolio, 2.21% (v) (Identified Cost, $2,685,071)	2,685,339	$2,685,071

Other Assets, Less Liabilities - (0.3)%		(1,055,724)
Net Assets - 100.0%		$326,542,552

Portfolio of Investments – continued

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $2,685,071 and $324,913,205, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $333,932,012)	$324,913,205
Investments in affiliated issuers, at value (identified cost, $2,685,071)	2,685,071
Receivables for
Fund shares sold	119,779
Dividends	371,842
Total assets	$328,089,897
Liabilities
Payables for
Fund shares reacquired	$1,239,920
Payable to affiliates
Investment adviser	13,321
Shareholder servicing costs	211,597
Distribution and service fees	5,608
Payable for independent Trustees’ compensation	9
Accrued expenses and other liabilities	76,890
Total liabilities	$1,547,345
Net assets	$326,542,552
Net assets consist of
Paid-in capital	$282,134,193
Total distributable earnings (loss)	44,408,359
Net assets	$326,542,552
Shares of beneficial interest outstanding	10,430,556

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$147,126,356	4,651,188	$31.63
Class B	9,291,846	311,493	29.83
Class C	57,410,290	1,922,601	29.86
Class I	99,258,510	3,127,090	31.74
Class R1	46,428	1,560	29.76
Class R2	516,531	16,832	30.69
Class R3	862,857	27,375	31.52
Class R4	602,147	18,920	31.83
Class R6	11,427,587	353,497	32.33

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $33.56 [100 / 94.25 x $31.63]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$8,183,717
Other	71,720
Dividends from affiliated issuers	46,985
Total investment income	$8,302,422
Expenses
Management fee	$3,103,442
Distribution and service fees	1,339,561
Shareholder servicing costs	438,743
Administrative services fee	70,412
Independent Trustees’ compensation	7,532
Custodian fee	24,949
Shareholder communications	32,847
Audit and tax fees	47,647
Legal fees	3,514
Miscellaneous	164,784
Total expenses	$5,233,431
Reduction of expenses by investment adviser and distributor	(48,818)
Net expenses	$5,184,613
Net investment income (loss)	$3,117,809
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$61,183,024
Affiliated issuers	(818)
Net realized gain (loss)	$61,182,206
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(73,955,050)
Net realized and unrealized gain (loss)	$(12,772,844)
Change in net assets from operations	$(9,655,035)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	10/31/18	10/31/17
Change in net assets
From operations
Net investment income (loss)	$3,117,809	$1,545,127
Net realized gain (loss)	61,182,206	43,536,292
Net unrealized gain (loss)	(73,955,050)	38,508,362
Change in net assets from operations	$(9,655,035)	$83,589,781
Total distributions declared to shareholders (a)	$(39,507,241)	$(6,451,175)
Change in net assets from fund share transactions	$(89,655,411)	$(75,223,638)
Total change in net assets	$(138,817,687)	$1,914,968
Net assets
At beginning of period	465,360,239	463,445,271
At end of period (b)	$326,542,552	$465,360,239

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended October 31, 2017, distributions from net investment income and from net realized gain were $2,350,035 and $4,101,140, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended October 31, 2017, end of period net assets included undistributed net investment income of $835,995.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$35.76	$30.38		$28.78	$28.25	$25.54
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.14	(c)	$0.19	$0.12	$0.09
Net realized and unrealized gain (loss)	(1.36)	5.69		1.50	0.49	2.69
Total from investment operations	$(1.08)	$5.83		$1.69	$0.61	$2.78
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.18)		$(0.09)	$(0.08)	$(0.07)
From net realized gain	(2.97)	(0.27)		—	—	—
Total distributions declared to shareholders	$(3.05)	$(0.45)		$(0.09)	$(0.08)	$(0.07)
Net asset value, end of period (x)	$31.63	$35.76		$30.38	$28.78	$28.25
Total return (%) (r)(s)(t)(x)	(3.46)	19.37	(c)	5.88	2.17	10.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19	1.19	(c)	1.20	1.21	1.19
Expenses after expense reductions (f)	1.18	1.18	(c)	1.19	1.20	1.19
Net investment income (loss)	0.83	0.43	(c)	0.63	0.41	0.32
Portfolio turnover	119	121		109	119	106
Net assets at end of period (000 omitted)	$147,126	$176,950		$210,858	$218,412	$257,948

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$34.05	$28.99		$27.59	$27.21	$24.72
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$(0.10	)(c)	$(0.03)	$(0.10)	$(0.11)
Net realized and unrealized gain (loss)	(1.27)	5.43		1.43	0.48	2.60
Total from investment operations	$(1.25)	$5.33		$1.40	$0.38	$2.49
Less distributions declared to shareholders
From net investment income	$—	$—		$—	$—	$—
From net realized gain	(2.97)	(0.27)		—	—	—
Total distributions declared to shareholders	$(2.97)	$(0.27)		$—	$—	$—
Net asset value, end of period (x)	$29.83	$34.05		$28.99	$27.59	$27.21
Total return (%) (r)(s)(t)(x)	(4.18)	18.50	(c)	5.07	1.40	10.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.94	1.94	(c)	1.95	1.96	1.95
Expenses after expense reductions (f)	1.93	1.94	(c)	1.95	1.95	1.94
Net investment income (loss)	0.07	(0.33	)(c)	(0.11)	(0.35)	(0.43)
Portfolio turnover	119	121		109	119	106
Net assets at end of period (000 omitted)	$9,292	$12,977		$13,895	$17,022	$18,480

Class C	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$34.08	$29.02		$27.62	$27.23	$24.74
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$(0.10	)(c)	$(0.03)	$(0.10)	$(0.12)
Net realized and unrealized gain (loss)	(1.27)	5.43		1.43	0.49	2.61
Total from investment operations	$(1.25)	$5.33		$1.40	$0.39	$2.49
Less distributions declared to shareholders
From net investment income	$—	$—		$—	$—	$—
From net realized gain	(2.97)	(0.27)		—	—	—
Total distributions declared to shareholders	$(2.97)	$(0.27)		$—	$—	$—
Net asset value, end of period (x)	$29.86	$34.08		$29.02	$27.62	$27.23
Total return (%) (r)(s)(t)(x)	(4.18)	18.48	(c)	5.07	1.43	10.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.94	1.94	(c)	1.95	1.96	1.95
Expenses after expense reductions (f)	1.93	1.94	(c)	1.95	1.95	1.94
Net investment income (loss)	0.06	(0.33	)(c)	(0.12)	(0.36)	(0.45)
Portfolio turnover	119	121		109	119	106
Net assets at end of period (000 omitted)	$57,410	$95,208		$105,432	$108,122	$106,272

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$35.88	$30.49		$28.88	$28.35	$25.61
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.22	(c)	$0.26	$0.19	$0.15
Net realized and unrealized gain (loss)	(1.35)	5.70		1.51	0.49	2.71
Total from investment operations	$(0.99)	$5.92		$1.77	$0.68	$2.86
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.26)		$(0.16)	$(0.15)	$(0.12)
From net realized gain	(2.97)	(0.27)		—	—	—
Total distributions declared to shareholders	$(3.15)	$(0.53)		$(0.16)	$(0.15)	$(0.12)
Net asset value, end of period (x)	$31.74	$35.88		$30.49	$28.88	$28.35
Total return (%) (r)(s)(t)(x)	(3.21)	19.64	(c)	6.17	2.42	11.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.95	(c)	0.95	0.96	0.95
Expenses after expense reductions (f)	0.94	0.94	(c)	0.95	0.95	0.95
Net investment income (loss)	1.07	0.65	(c)	0.88	0.66	0.54
Portfolio turnover	119	121		109	119	106
Net assets at end of period (000 omitted)	$99,259	$156,864		$112,860	$110,990	$146,339

Class R1	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$33.97	$28.93		$27.53	$27.14	$24.66
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$(0.11	)(c)	$(0.02)	$(0.10)	$(0.13)
Net realized and unrealized gain (loss)	(1.25)	5.42		1.42	0.49	2.61
Total from investment operations	$(1.24)	$5.31		$1.40	$0.39	$2.48
Less distributions declared to shareholders
From net investment income	$—	$—		$—	$—	$—
From net realized gain	(2.97)	(0.27)		—	—	—
Total distributions declared to shareholders	$(2.97)	$(0.27)		$—	$—	$—
Net asset value, end of period (x)	$29.76	$33.97		$28.93	$27.53	$27.14
Total return (%) (r)(s)(t)(x)	(4.16)	18.47	(c)	5.09	1.44	10.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.95	1.95	(c)	1.95	1.96	1.95
Expenses after expense reductions (f)	1.94	1.94	(c)	1.95	1.96	1.95
Net investment income (loss)	0.03	(0.34	)(c)	(0.08)	(0.37)	(0.48)
Portfolio turnover	119	121		109	119	106
Net assets at end of period (000 omitted)	$46	$310		$258	$1,643	$1,397

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$34.78	$29.58		$28.00	$27.59	$24.94
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.06	(c)	$0.11	$0.04	$(0.02)
Net realized and unrealized gain (loss)	(1.30)	5.53		1.47	0.48	2.68
Total from investment operations	$(1.12)	$5.59		$1.58	$0.52	$2.66
Less distributions declared to shareholders
From net investment income	$—	$(0.12)		$—	$(0.11)	$(0.01)
From net realized gain	(2.97)	(0.27)		—	—	—
Total distributions declared to shareholders	$(2.97)	$(0.39)		$—	$(0.11)	$(0.01)
Net asset value, end of period (x)	$30.69	$34.78		$29.58	$28.00	$27.59
Total return (%) (r)(s)(t)(x)	(3.68)	19.05	(c)	5.64	1.89	10.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.44	1.45	(c)	1.45	1.46	1.48
Expenses after expense reductions (f)	1.43	1.44	(c)	1.45	1.45	1.47
Net investment income (loss)	0.56	0.20	(c)	0.38	0.14	(0.09)
Portfolio turnover	119	121		109	119	106
Net assets at end of period (000 omitted)	$517	$1,270		$1,716	$1,894	$1,728

Class R3	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$35.64	$30.28		$28.68	$28.19	$25.49
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.15	(c)	$0.18	$0.11	$0.07
Net realized and unrealized gain (loss)	(1.35)	5.66		1.50	0.49	2.70
Total from investment operations	$(1.07)	$5.81		$1.68	$0.60	$2.77
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.18)		$(0.08)	$(0.11)	$(0.07)
From net realized gain	(2.97)	(0.27)		—	—	—
Total distributions declared to shareholders	$(3.05)	$(0.45)		$(0.08)	$(0.11)	$(0.07)
Net asset value, end of period (x)	$31.52	$35.64		$30.28	$28.68	$28.19
Total return (%) (r)(s)(t)(x)	(3.46)	19.39	(c)	5.87	2.17	10.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19	1.19	(c)	1.20	1.21	1.20
Expenses after expense reductions (f)	1.18	1.19	(c)	1.20	1.20	1.20
Net investment income (loss)	0.83	0.47	(c)	0.63	0.38	0.26
Portfolio turnover	119	121		109	119	106
Net assets at end of period (000 omitted)	$863	$1,210		$1,593	$1,677	$1,492

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$35.93	$30.52		$28.90	$28.37	$25.62
Income (loss) from investment operations
Net investment income (loss) (d)	$0.40	$0.23	(c)	$0.26	$0.18	$0.16
Net realized and unrealized gain (loss)	(1.38)	5.71		1.50	0.49	2.69
Total from investment operations	$(0.98)	$5.94		$1.76	$0.67	$2.85
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.26)		$(0.14)	$(0.14)	$(0.10)
From net realized gain	(2.97)	(0.27)		—	—	—
Total distributions declared to shareholders	$(3.12)	$(0.53)		$(0.14)	$(0.14)	$(0.10)
Net asset value, end of period (x)	$31.83	$35.93		$30.52	$28.90	$28.37
Total return (%) (r)(s)(t)(x)	(3.16)	19.68	(c)	6.11	2.41	11.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.95	(c)	0.95	0.96	0.94
Expenses after expense reductions (f)	0.93	0.94	(c)	0.95	0.96	0.94
Net investment income (loss)	1.15	0.70	(c)	0.87	0.61	0.57
Portfolio turnover	119	121		109	119	106
Net assets at end of period (000 omitted)	$602	$4,199		$6,656	$6,322	$9,664

Class R6	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$36.48	$30.99		$29.36	$28.80	$26.02
Income (loss) from investment operations
Net investment income (loss) (d)	$0.40	$0.25	(c)	$0.29	$0.23	$0.22
Net realized and unrealized gain (loss)	(1.37)	5.80		1.53	0.50	2.68
Total from investment operations	$(0.97)	$6.05		$1.82	$0.73	$2.90
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.29)		$(0.19)	$(0.17)	$(0.12)
From net realized gain	(2.97)	(0.27)		—	—	—
Total distributions declared to shareholders	$(3.18)	$(0.56)		$(0.19)	$(0.17)	$(0.12)
Net asset value, end of period (x)	$32.33	$36.48		$30.99	$29.36	$28.80
Total return (%) (r)(s)(t)(x)	(3.09)	19.75	(c)	6.25	2.58	11.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.85	(c)	0.85	0.85	0.86
Expenses after expense reductions (f)	0.84	0.84	(c)	0.85	0.85	0.86
Net investment income (loss)	1.15	0.72	(c)	0.95	0.81	0.79
Portfolio turnover	119	121		109	119	106
Net assets at end of period (000 omitted)	$11,428	$16,373		$10,178	$7,115	$1,647

See Notes to Financial Statements

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Equity Opportunities Fund (the fund) is a diversified series of MFS Series Trust XII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across

Notes to Financial Statements – continued

transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from

Notes to Financial Statements – continued

quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of October 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$324,913,205	$—	$—	$324,913,205
Mutual Funds	2,685,071	—	—	2,685,071
Total	$327,598,276	$—	$—	$327,598,276

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result,

Notes to Financial Statements – continued

no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 10/31/18	Year ended 10/31/17
Ordinary income (including any short-term capital gains)	$8,414,148	$2,350,035
Long-term capital gains	31,093,093	4,101,140
Total distributions	$39,507,241	$6,451,175

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/18
Cost of investments	$336,098,880
Gross appreciation	15,564,085
Gross depreciation	(24,064,689)
Net unrealized appreciation (depreciation)	$(8,500,604)
Undistributed ordinary income	26,608,981
Undistributed long-term capital gain	26,761,091
Other temporary differences	(461,109)

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain
	Year ended 10/31/18	Year ended 10/31/17	Year ended 10/31/18	Year ended 10/31/17
Class A	$406,404	$1,203,331	$14,397,767	$1,824,850
Class B	—	—	1,102,773	126,354
Class C	—	—	8,085,856	950,683
Class I	756,202	975,525	12,756,323	1,016,269
Class R1	—	—	26,534	2,216
Class R2	—	6,730	108,819	15,650
Class R3	2,584	9,647	102,175	14,270
Class R4	17,306	56,153	340,821	58,605
Class R6	92,578	98,649	1,311,099	92,243
Total	$1,275,074	$2,350,035	$38,232,167	$4,101,140

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.65%
In excess of $2.5 billion and up to $5 billion	0.60%
In excess of $5 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2018, this management fee reduction amounted to $38,436, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2018 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and

Notes to Financial Statements – continued

transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
1.40%	2.15%	2.15%	1.15%	2.15%	1.65%	1.40%	1.15%	1.09%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 29, 2020. For the year ended October 31, 2018, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $21,523 for the year ended October 31, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$418,659
Class B	0.75%	0.25%	1.00%	1.00%	113,516
Class C	0.75%	0.25%	1.00%	1.00%	798,284
Class R1	0.75%	0.25%	1.00%	1.00%	2,100
Class R2	0.25%	0.25%	0.50%	0.50%	4,086
Class R3	—	0.25%	0.25%	0.25%	2,916
Total Distribution and Service Fees					$1,339,561

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2018, this rebate amounted to $9,916, $45, $386, and $35 for Class A, Class B, Class C, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of

Notes to Financial Statements – continued

purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2018, were as follows:

Amount
Class A	$1,109
Class B	24,191
Class C	5,346

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2018, the fee was $50,396, which equated to 0.0122% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $388,347.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2018 was equivalent to an annual effective rate of 0.0170% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended October 31, 2018, the fee paid by the fund under this agreement was $696 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

Notes to Financial Statements – continued

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended October 31, 2018, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $12,101,896 and $1,055,753, respectively. The sales transactions resulted in net realized gains (losses) of $(51,238).

Effective on or about January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period on or about January 3, 2018 to October 31, 2018, this reimbursement amounted to $71,638, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended October 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $487,954,372 and $611,586,869, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/18		Year ended 10/31/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	691,949	$23,123,727	584,839	$19,179,664
Class B	13,844	443,227	37,035	1,150,982
Class C	108,040	3,473,493	257,289	8,012,759
Class I	583,482	19,823,079	2,486,597	81,255,585
Class R1	819	26,153	2,654	82,551
Class R2	1,799	59,256	8,671	280,324
Class R3	5,112	177,378	6,859	226,875
Class R4	2,693	90,852	114,609	3,797,746
Class R6	90,267	3,129,675	198,628	6,856,572
	1,498,005	$50,346,840	3,697,181	$120,843,058

Notes to Financial Statements – continued

	Year ended 10/31/18		Year ended 10/31/17
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	422,296	$14,083,559	91,968	$2,901,605
Class B	33,665	1,065,824	4,021	121,593
Class C	227,960	7,224,055	25,835	782,012
Class I	342,626	11,440,296	51,422	1,624,405
Class R1	840	26,534	73	2,216
Class R2	3,355	108,819	728	22,380
Class R3	3,153	104,759	761	23,917
Class R4	10,700	358,127	1,038	32,837
Class R6	21,092	716,480	1,716	55,076
	1,065,687	$35,128,453	177,562	$5,566,041

Shares reacquired
Class A	(1,411,445)	$(47,550,741)	(2,669,102)	$(87,393,737)
Class B	(117,157)	(3,748,245)	(139,151)	(4,392,146)
Class C	(1,207,121)	(38,416,678)	(1,122,409)	(35,513,392)
Class I	(2,170,684)	(72,892,556)	(1,868,446)	(62,240,670)
Class R1	(9,213)	(291,887)	(2,535)	(80,282)
Class R2	(24,828)	(814,930)	(30,912)	(1,007,093)
Class R3	(14,836)	(493,307)	(26,296)	(867,675)
Class R4	(111,352)	(3,736,615)	(216,819)	(7,420,195)
Class R6	(206,685)	(7,185,745)	(79,986)	(2,717,547)
	(5,273,321)	$(175,130,704)	(6,155,656)	$(201,632,737)

Net change
Class A	(297,200)	$(10,343,455)	(1,992,295)	$(65,312,468)
Class B	(69,648)	(2,239,194)	(98,095)	(3,119,571)
Class C	(871,121)	(27,719,130)	(839,285)	(26,718,621)
Class I	(1,244,576)	(41,629,181)	669,573	20,639,320
Class R1	(7,554)	(239,200)	192	4,485
Class R2	(19,674)	(646,855)	(21,513)	(704,389)
Class R3	(6,571)	(211,170)	(18,676)	(616,883)
Class R4	(97,959)	(3,287,636)	(101,172)	(3,589,612)
Class R6	(95,326)	(3,339,590)	120,358	4,194,101
	(2,709,629)	$(89,655,411)	(2,280,913)	$(75,223,638)

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings,

Notes to Financial Statements – continued

generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended October 31, 2018, the fund’s commitment fee and interest expense were $2,583 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		5,228,337	113,070,131	(115,613,129)	2,685,339

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(818)	$—	$—	$46,985	$2,685,071

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Equity Opportunities Fund and the Board of Trustees of MFS Series Trust XII

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Equity Opportunities Fund (the “Fund”) (one of the funds constituting MFS Series Trust XII (the “Trust”)), including the portfolio of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust XII) at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others. Our audits also included evaluating the

Report of Independent Registered Public Accounting Firm – continued

accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

December 14, 2018

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the

Trustees and Officers – continued

terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon
Matt Krummell
Jonathan Sage
Jed Stocks

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2017, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s three-year performance as compared to its benchmark improved for the period ended December 31, 2017, as compared to the prior year. Taking this information into account, the Trustees concluded within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation

Board Review of Investment Advisory Agreement – continued

for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion and $5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $45,766,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 57.61% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the series of the Registrant (the series referred to as the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2018 and 2017, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2018	2017
Fees billed by E&Y:
MFS Equity Opportunities Fund	38,543	37,730

For the fiscal years ended October 31, 2018 and 2017, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees billed by E&Y:
To MFS Equity Opportunities Fund	0	0	8,050	8,882	1,140	1,159

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Equity Opportunities Fund*	1,728,076	1,603,983	0	0	34,150	101,450

	Aggregate Fees for Non-audit Services
	2018	2017
Fees Billed by E&Y:
To MFS Equity Opportunities Fund, MFS and MFS Related Entities#	1,969,116	1,847,474

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of MFS Equity Opportunities Fund is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)

(1)     Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)     Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): MFS SERIES TRUST XII

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: December 14, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: December 14, 2018

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 14, 2018

*	Print name and title of each signing officer under his or her signature.